Exhibit 23.1





                     CONSENT OF CERTIFIED PUBLIC ACCOUNTANTS


We consent to the incorporation by reference herein of our report included in Handy Hardware Wholesale, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2001, and the reference to our firm under the heading "Experts" in the Prospectus.



                                             /s/ Clyde D. Thomas & Company, P.C.
                                             CLYDE D. THOMAS & COMPANY, P.C.
                                             Certified Public Accountants


  April 18, 2002
  Pasadena, Texas